OPTIMUM FUND TRUST
Optimum Large Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated July 29, 2010

In connection with the appointment of Herndon Capital Management, LLC (“Herndon”) as a sub-adviser to the Optimum Large Cap Value Fund, the following replaces the first two paragraphs under the section entitled “Investment Manager and Other Service Providers – The Sub-Advisers” of the Fund’s Statement of Additional Information:

The Manager has entered into Sub-Advisory Agreements on behalf of each Fund. The Sub-Advisory Agreements obligate Marsico Capital Management, LLC (“Marsico”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Massachusetts Financial Services Company (“MFS”), Columbia Wanger Asset Management, L.P. (“CWAM”), the Delafield Group, a division of Tocqueville Asset Management L.P. (“The Delafield Group of Tocqueville” or “Tocqueville”), The Killen Group, Inc. (“Killen”), Mondrian Investment Partners Limited (“Mondrian”), Wellington Management Company, LLP (“Wellington Management”), Fred Alger Management, Inc. (“Alger”), Westwood Management Corp. (“Westwood”), BlackRock Advisors, LLC (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), and Herndon Capital Management, LLC (“Herndon”) (referred to individually as a “Sub-Adviser” and collectively as the “Sub-Advisers”) to:

(i)	make investment decisions on behalf of their respective Funds;
(ii)	place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the Manager and/or the Sub-Advisers; and
(iii)	perform certain limited related administrative functions in connection therewith.

CWAM is an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a whollyowned subsidiary of Ameriprise Financial, Inc. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, which is a publicly traded financial services holding company. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., and Bank of America Corporation, through its subsidiary Merrill Lynch & Co., Inc., and Barclays Bank PLC hold significant economic stakes in BlackRock, Inc. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”), and Allianz SE is the indirect, majority owner of AGI LP.

In addition, the following disclosure about Herndon replaces the disclosure about TCW under the “Large Cap Value Fund” caption in the “Portfolio Managers – Other Accounts Managed” section:

Other Accounts Managed (as of March 31, 2010)
Named Portfolio Manager	# of Accounts	$ Assets (M)	# of Performance Based Fee Accounts	$ Assets (M) of Performance Based Fee Accounts
Randell Cain, CFA
Registered Investment Companies	1	$0.99	--	--
Other Pooled Investment Vehicles	--	--	--	--
Other Accounts	61	$1,099.36	--	--

In addition, the following disclosure about Herndon replaces the disclosure about TCW under the “Large Cap Value Fund” caption in the “Portfolio Managers – Description of Potential Material Conflicts of Interests” section:

Herndon seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and multiple separate accounts. A portfolio manager makes decisions for each account including the Fund based on the investment objectives, guidelines, directions, policies, practices and other relevant investment considerations that the portfolio manager believes are applicable to that account. Consequently, a portfolio manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of the securities purchased for the accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Herndon has adopted policies and procedures that it believes addresses the potential conflicts of interest including the allocation of investment opportunities on a fair and equitable basis over time; although there is no assurance that such policies and procedures will adequately address such conflicts. The firm’s Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

In addition, the following disclosure about Herndon replaces the disclosure about TCW under the “Large Cap Value Fund” caption in the “Portfolio Managers – Compensation” section:

Herndon has implemented a compensation program for their portfolio managers/principals based on several components including peer group performance of the portfolios as measured against as designated universe of managers as well as profitability of the firm. For the purposes of this Fund, peer group performance will be measured against the PSN Large Cap Value Universe. The goal of the portfolio management team is to outperform the median manager in the PSN Large Cap Value Universe over a five year period. When the portfolio management team outperforms or underperforms the median manager in the universe, they are rewarded accordingly. The Herndon executive team believes that tying performance of the Fund to compensation of the portfolio management team keeps our interests aligned with those of our underlying clients. Analysts are compensated on the basis of a subjective assessment of their contribution to the analytical portion of the investment process. Herndon’s compensation program is designed to attract qualified talent, promote teamwork and to align employer and employee interests by giving key employees a vested interest in the company’s long term performance.  All employees of Herndon, with the exception of the sales team who will receive commission, will be entitled to receive a bonus that will be driven by the profits of the company. Every year a bonus pool will by funded by a pre-determined percent of the company’s pre-tax profits. This bonus/profit sharing will be distributed based on a combination of factors including tenure, role within the organization, and an evaluation by the employee’s immediate supervisor.  This bonus/profit sharing is expected to become the primary component of every employees overall compensation as the company’s profitability grows over time.  Each portfolio manager has a five year agreement with one year renewals thereafter which began with their increase in ownership to 15%, effective July 1, 2009. Each portfolio manager has signed a noncompete agreement.

In addition, the disclosure about TCW in the section entitled “Appendix B - Proxy Voting Policies and Procedures” is hereby deleted and replaced with the following disclosure about Herndon:

Herndon Capital Management, LLC (“Herndon Cap”) has a fiduciary obligation to, at all times, place the best interest of advisory clients (e.g. plan participants and beneficiaries) as the sole consideration when voting proxies of portfolio companies. Herndon Cap has retained Proxy Governance, Inc. (“PGI”) for proxy voting services. PGI will analyze the voting issues and carry out the actual voting process in accordance with its guidelines which have been agreed to by Herndon Cap’s Proxy Committee. Proxy issues receive consideration based on all relevant facts and circumstances.

Some accounts for which Herndon Cap is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide Herndon Cap with a plan document that expressly precludes Herndon Cap from voting proxies or include in the contract that Herndon Cap will not vote their proxies. In the absence of such documentation Herndon Cap has the legal responsibility and the obligation to vote for its accounts, and will do so through PGI.

Proxy Committee. Herndon Cap has established a Proxy Committee. The Proxy Committee considers its fiduciary responsibility to all clients when addressing proxy issues. The Proxy Committee has reviewed and agreed with PGI’s proxy voting guidelines and instructed them to vote on Herndon Cap’s behalf in accordance with those guidelines for Herndon Cap’s clients. As PGI amends their guidelines the Proxy Committee will review and based on the agreement of the terms will provide PGI voting instruction.

Herndon Cap provides PGI with the list of accounts and their holdings monthly to ensure that PGI has record of the clients and their holdings for proxy purposes.

The Proxy Committee meets at least annually to review any guideline changes from PGI, should any exist.

In compliance with the U. S. Department of Labor, the Director of Marketing and Operations maintains applicable records regarding proxy voting for accounts. The Director of Marketing and Operations can access a report online on any given day. Any voting decision that may require a deviation from the standard policies will be deferred to the Proxy Committee from PGI for further analysis and a final decision. In these rare situations, outside legal counsel may be sought for additional guidance, and reasons for such action will be noted in the committee’s “special” meeting minutes.

ERISA Accounts. It is Herndon Cap’s policy to fully comply with ERISA requirements regarding proxy voting. Some ERISA accounts for which Herndon Cap is investment manager may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager. Such accounts must either provide Herndon Cap with a plan document that expressly precludes Herndon Cap from voting proxies or include in the client agreement that Herndon Cap will not vote proxies on their behalf. In the absence of such documentation Herndon Cap has the legal responsibility and the obligation to vote for its ERISA accounts.

Material Conflicts. Regardless of material conflict, Herndon Cap through PGI will, at all times, vote in the best interest of the client.

Criteria. PGI on behalf of Herndon Cap votes proxies related to securities held by clients in a manner solely in the interest of the client, which is in accordance with written PGI guidelines. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, PGI shall vote in the prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Checks and Balances. Periodically, Herndon Cap will:

1.
Spot check to verify that proxies received have been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client, or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries;

2.	Provide a proxy voting report to those clients that request it; in a manner consistent with the client’s request, which may vary.

Herndon Cap through PGI will provide investment company clients with the information necessary to comply with filing requirements of Form N-PX on a timely basis.

This Supplement is dated October 20, 2010.